The following supplement replaces in its entirety the previously filed supplement dated November 18, 1996.

                           THE OMNI INVESTMENT FUND
                    SUPPLEMENT DATED DECEMBER 17, 1996, TO
                      PROSPECTUS DATED APRIL 30, 1996


     On November 18, 1996, the current investment adviser of The Omni Investment Fund (the "FUND"), Perkins, Wolf, McDonnell & Company ("PWM"), and Berger Associates, Inc. ("BERGER"), entered into an agreement (the "NOVEMBER 18 AGREEMENT") which proposes that Berger will become the Fund's investment adviser under a new Investment Advisory Agreement, and that PWM will become sub-adviser to the Fund under a new Sub-Advisory Agreement. No change is contemplated in the investment advisory personnel responsible for day-to-day management of the Fund's investments or in the Fund's investment objective or approach.

     ADVISORY AGREEMENTS. The proposed new Investment Advisory Agreement with Berger would result in a reduction of the advisory fee payable by the Fund from the annual rate of 1.00% to 0.90% of the Fund's average daily net assets. Under the proposed new Sub-Advisory Agreement, PWM would continue with its day-to-day portfolio management of the Fund and Berger would pay PWM a fee at an annual rate of 0.90% of the first $75 million of the Fund's average daily net assets, 0.50% of the next $125 million, and 0.20% of any excess. No part of the sub-advisory fee would be borne by the Fund.

     NEW FUND OFFICERS AND TRUSTEES. The November 18 Agreement also proposes that the number of trustees of the Fund be increased from 5 to 10 and that the trustees and officers of other funds advised by Berger would become the new trustees and officers of the Fund.

     NEW CLASS. The November 18 Agreement also proposes that the Fund's shares be divided into two classes -- Institutional Shares and Investor Shares. The shares held by the Fund's shareholders on the date of completion of the transaction will be designated as Institutional Shares and otherwise unchanged. Investor Shares will be identical to Institutional Shares, except that Investor Shares will bear a 12b-1 fee at the annual rate of 0.25% of average daily net assets of the Fund attributable to this class, which would be paid to Berger for activities primarily intended to result in the sale of the new class of shares. Investor Shares would be made available to the general public, subject to the Fund's regular minimum initial investment requirements. Sales of Institutional Shares, which will not bear a 12b-1 fee, would be limited to (a) investors who maintain a large minimum account balance (currently anticipated to be $100,000) and (b) shareholders invested in the Fund on the date the transaction is completed, subject to a lower minimum account balance requirement (currently anticipated to be $500).

     CONDITIONS TO COMPLETION OF THE NEW ARRANGEMENTS. At a meeting on December 12, 1996, the Fund's Board of Trustees approved the various changes proposed under the November 18 Agreement, contingent upon consummation of the proposed arrangements. Implementation of the changes is still contingent upon, among other things, shareholder approval of the new Investment Advisory Agreement with Berger, the new Sub-Advisory Agreement with PWM, the new Fund trustees and the changes necessary to implement the new class of shares. A meeting of Fund shareholders has been scheduled for February 1997 to consider these matters.

     NEW CUSTODIAN AND TRANSFER AGENT. At their meeting on December 12, 1996, the Board of Trustees of the Fund also approved agreements with Investors Fiduciary Trust Company ("IFTC") pursuant to which IFTC will become the Fund's new custodian, transfer and dividend disbursing agent, and recordkeeping and pricing agent, effective January 1, 1997. IFTC will engage DST Systems, Inc. ("DST") as sub-agent to provide transfer agency and dividend disbursing services for the Fund. For its services as custodian, IFTC will receive an asset-based fee plus certain transaction fees and out-of-pocket expenses. As transfer agent and dividend disbursing agent, IFTC will receive a fee from the Fund at an annual rate calculated on the basis of open Fund shareholder accounts, subject to scheduled increases, plus certain transaction fees and fees for closed accounts, and will be reimbursed for out-of-pocket expenses, which fees in turn will be passed through to DST as sub-agent. For its services as recordkeeping and pricing agent, the Fund will pay IFTC a monthly base fee plus an asset-based fee. IFTC will also be reimbursed for certain out-of-pocket expenses. All of IFTC's fees will be subject to reduction pursuant to an agreed upon formula for certain earnings credits on the cash balances of the Fund.

     Effective January 1, 1997, the address for IFTC as the Fund's custodian is:

                      Investors Fiduciary Trust Company
                      127 West 10th Street
                      Kansas City, MO 64105

     Communications with the Fund's transfer agent should be directed to DST, as sub-transfer agent, as follows:

                      The Omni Investment Fund
                      c/o DST Systems, Inc.
                      P.O. Box __________________
                      Kansas City, MO 64141

                      1-800-_____________________

     DIVERSIFIED STATUS OF THE FUND. Upon its initial registration, the Fund was classified as a "non-diversified" fund, meaning that it did not have to meet certain federal legal requirements to keep a diversified mix of issuers in its portfolio. It has been determined that for at least the last few years, the Fund's portfolio has nonetheless been "diversified" under the applicable legal definitions. As a result, the Fund has changed its classification from "non-diversified" to "diversified" and intends to maintain its portfolio within the federal diversification limits. This will prohibit the Fund, with respect to 75% of its total assets, from purchasing the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer. The Fund may not change its classification back to non-diversified without shareholder approval.